UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 12, 2002

Braintech, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

0-24911
(Commission File Number)

98-0168932
(IRS Employer Identification No.)

930 West 1st Street, Unit #102, North Vancouver, BC, Canada, V7P 3N4
(Address of principal executive offices and Zip Code)

(604) 988-6440
(Registrant's telephone number, including area code)

not applicable
(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

On August 12, 2002, we filed our Form 10-QSB Quarterly Report for the period ended June 30, 2002 with the United States Securities and Exchange Commission. In connection with the new legislation that requires our Chief Executive Officer and Chief Financial Officer to certify periodic reports that contain financial statements, we have attached respectively as exhibits 99.1 and 99.2 to this Form 8-K Current Report the Certification of the Chief Financial Officer and Principal Accounting Officer and the Certification of the Chief Executive Officer.

Exhibits

99.1 Certification of Chief Financial Officer and Principal Accounting Officer, dated August 12, 2002

99.2 Certification of Chief Executive Officer, dated August 12, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAINTECH, INC.

/s/ Edward White
By: Edward White
Chief Financial Officer
Date: August 12, 2002